UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2008

FIRSTPLUS FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-27750	75-2561085
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

122 W. John Carpenter Freeway, Suite 450, Irving, Texas		75039
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (972) 717-7969

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 23, 2008, David Roberts resigned from the Board of Directors of the Company for personal reasons.  Mr. Roberts continues to serve as Vice President of Rutgers Investment Group, Inc., a wholly-owned subsidiary of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

January 29, 2008

FIRSTPLUS FINANCIAL GROUP, INC.

	By:	/s/ William Handley
		Name:	William Handley
		Title:	Chief Financial Officer